UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2023

KKR FS Income Trust

(Exact name of registrant as specified in its charter)

Delaware	814-01620	88-0591692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania	19112
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On August 29, 2023, KKR FS Income Trust (the “Company”) issued and sold approximately 5,224,660 Class I shares (the “Class I Shares”) of the Company’s common shares of beneficial interest (the “Shares”) pursuant to subscription agreements entered into with the participating investors for aggregate consideration of $150 million. The per share price at which the Company issued the Class I Shares was $28.71 per share, determined in accordance with Section 23 of the Investment Company Act of 1940, as amended.

The offer and sale of the Class I Shares were conducted in connection with the Company’s continuous private offering of Shares (the “Private Offering”) in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Company relied, in part, upon representations from each participating investor in the relevant subscription agreement that such investor is an “accredited investor” as defined in Regulation D under the Securities Act.

Item 8.01	Other Events.

The Company is currently conducting the Private Offering on a continuous basis for up to $5.0 billion in Shares. As of the date hereof, the Company has issued an aggregate of approximately 8,457,385 Class I Shares in the Private Offering for total consideration of $238.5 million. These figures do not include any Class I Shares sold through the Company’s distribution reinvestment plan (if any). The Company intends to continue selling Shares in the Private Offering from time to time.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2023

KKR FS Income Trust

By:	/s/ Stephen S. Sypherd
Name: Stephen S. Sypherd
Title: General Counsel and Secretary